EXHIBIT 10.9

                                AMENDMENT NO. 10
                                       TO
                          CONSULTING SERVICES AGREEMENT

THIS TENTH AMENDMENT TO CONSULTING SERVICES AGREEMENT, dated May 16, 2005 (the "Tenth Amendment"), is by and between Terry Byrne of Bartholomew International Investments, LLC (the "Consultant"), and NANNACO, Inc., a Texas corporation (the "Client").

RECITALS

      A. The Consultant and the Client entered into a Consulting Services Agreement dated November 17, 2003, a copy of which is attached hereto as Exhibit A (the "Agreement"), pursuant to which the Consultant agreed to provide certain consulting services to the Client.

      B. The Consultant and the Client entered into an Amendment No. 1 to Consulting Services Agreement dated January 12, 2004, a copy of which is attached hereto as Exhibit B (the "First Amendment"), pursuant to which the Consultant agreed to provide certain consulting services to the Client.

      C. The Consultant and the Client entered into an Amendment No. 2 to Consulting Services Agreement dated February 18, 2004, a copy of which is attached hereto as Exhibit C (the "Second Amendment"), pursuant to which the Consultant agreed to provide certain consulting services to the Client.

      D. The Consultant and the Client entered into an Amendment No. 3 to Consulting Services Agreement dated March 15, 2004, a copy of which is attached hereto as Exhibit D (the "Third Amendment"), pursuant to which the Consultant agreed to provide certain consulting services to the Client.

      E. The Consultant and the Client entered into an Amendment No. 4 to Consulting Services Agreement dated April 9, 2004, a copy of which is attached hereto as Exhibit E (the "Fourth Amendment"), pursuant to which the Consultant agreed to provide certain consulting services to the Client.

      F. The Consultant and the Client entered into an Amendment No. 5 to Consulting Services Agreement dated May 6, 2004, a copy of which is attached hereto as Exhibit F (the "Fifth Amendment"), pursuant to which the Consultant agreed to provide certain consulting services to the Client.

      G. The Consultant and the Client entered into an Amendment No. 6 to Consulting Services Agreement dated October 20, 2004, a copy of which is attached hereto as Exhibit G (the "Sixth Amendment"), pursuant to which the Consultant agreed to provide certain consulting services to the Client.

      H The Consultant and the Client entered into an Amendment No. 7 to Consulting Services Agreement dated February 3, 2005 a copy of which is attached hereto as Exhibit H (the "Seventh Amendment"), pursuant to which the Consultant agreed to provide certain consulting services to the Client.

      I The Consultant and the Client entered into an Amendment No. 8 to Consulting Services Agreement dated March 3, 2005 a copy of which is attached hereto as Exhibit I (the "Eighth Amendment"), pursuant to which the Consultant agreed to provide certain consulting services to the Client.

      J. Consultant and the Client entered into an Amendment No. 9 to Consulting Services Agreement dated April 4, 2005 a copy of which is attached hereto as Exhibit J (the "Ninth Amendment"), pursuant to which the Consultant agreed to provide certain consulting services to the Client.

      K. Client and Consultant wish to amend Section 2 and Section 6 of the Agreement to provide for additional consideration in exchange for additional consulting services and to extend the term of the Agreement.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements, representations, warranties and covenants contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, the parties hereto agree as follows:

A. Section 2 of the Agreement shall be deleted in its entirety and is hereby amended to read as follows:

"2. Consideration.

            Client agrees to pay Consultant, as his fee and as consideration for services provided, 12,500,000 shares of common stock of the Client. By amendment dated January 12, 2004 Client agrees to pay Consultant an additional 15,000,000 shares of common stock of the Client, which shares shall be registered on Form S-8. By amendment dated February 18, 2004 Client agrees to pay Consultant an additional 10,000,000 shares of common stock of the Client, which shares shall be registered on Form S-8. By amendment dated March 15, 2004 Client agrees to pay Consultant an additional 15,000,000 shares of common stock of the Client, which shares shall be registered on Form S-8. By amendment dated April 9, 2004 Client agrees to pay Consultant an additional 15,000,000 shares of common stock of the Client, which shares shall be registered on Form S-8. By amendment dated May 6, 2004 Client agrees to pay Consultant an additional 25,000,000 shares of common stock of the Client, which shares shall be registered on Form S-8. By amendment dated October 20, 2004 Client agrees to pay Consultant an additional 25,000,000 shares of common stock of the Client, which shares shall be registered on Form S-8. By amendment dated February 3, 2005 Client agrees to pay Consultant an additional 7,500,000 shares of common stock of the Client, which shares shall be registered on Form S-8. By amendment dated March 3, 2005 Client agrees to pay Consultant an additional 7,500,000 shares of common stock of the Client, which shares shall be registered on Form S-8. By amendment dated April 4, 2005 Client agrees to pay Consultant an additional 15,000,000 shares of common stock of the Client, which shares shall be registered on Form S-8. By amendment dated May 16, 2005 Client agrees to pay Consultant an additional 23,333,334 shares of common stock of the Client, which shares shall be registered on Form S-8. Shares issued pursuant to this Tenth Amendment shall be issued to Terry Byrne, the natural person performing the consulting services for Client through Consultant. All shares and certificates representing such shares shall be subject to applicable SEC, federal, state (Blue sky) and local laws and additional restrictions set forth herein."


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

B. Section 6 of the Agreement shall be deleted in its entirety and is hereby amended to read as follows:

"6. Termination and Renewal.

(a) Term.

      This Agreement shall become effective on the date appearing above and terminate one (1) year thereafter (the "Term"). Unless otherwise agreed upon in writing by Consultant and Client or otherwise provided herein, any amendment to this Agreement shall automatically have the effect of extending the Term of the Agreement until the later of one hundred eighty (180) days following the original Term or for an additional one hundred eighty (180) days following the date of such amendment.

      IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and have agreed to and accepted the terms herein on the set forth above.

                                       CLIENT:

                                       NANNACO, INC.


                                       By :
                                           -------------------------------------
                                                Steve Careaga - CEO

                                       CONSULTANT:

                                       TERRY BYRNE


                                       By:
                                           -------------------------------------
                                                Name: Terry Byrne


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